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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





                            ALTAIR INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)

       Province of
        Ontario,
         Canada                        1-12497                    None
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
    of incorporation)                                       Identification No.)

                         1725 Sheridan Avenue, Suite 140
                               Cody, Wyoming 82414
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (307) 587-8245


























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



                                Table of Contents

Item 5.  Other Events.

         On December 1, 1997, the registrant issued a news release pursuant to Rule 135c of the Securities Act of 1934, a copy of which is attached hereto as
Exhibit 99.1.




Item 7.  Financial Statements and Exhibits

         (c)   Exhibits.

               99.1      Press Release





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                             Altair International Inc.


      December 4, 1997                       By:  /s/ Dr. William P. Long
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            Date                                  Dr. William P. Long, President

                                                                  [Exhibit 99.1]
                                                                   [Page 1 of 1]
ALTAIR INTERNATIONAL
1725 Sheridan Avenue
Suite 140
Cody, WY  82414
Tel:  (307) 587-8245
Fax:  (307) 587-8357

FOR IMMEDIATE RELEASE:  December 1, 1997








                          Altair Plans to Raise Capital




CODY, WY - Altair International Inc. (NASDAQ:ALTIF/ASE:AIL) today announced it has retained a major investment bank as a financial advisor to assist the company in the raising of additional capital through a private placement. The securities offered in the private offering will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The Albert Stock Exchange neither approves nor disapproves of the information contained herein.

                          FOR MORE INFORMATION CONTACT:

Jenny Herring, Investor Relations                    Dr. William Long, President
Carl Thompson, CEO                                   Altair International Inc.
Carl Thompson Associates                             (307) 587-8245
(330) 494-5472